UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported):

December 21, 2020

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 21, 2020, Monro, Inc. (the “Company”) entered into an Employment Agreement (the “Agreement”) with Brian J. D’Ambrosia, the Company’s Executive Vice President – Chief Financial Officer. The Agreement will become effective on January 1, 2021, following the expiration on December 31, 2020 of Mr. D’Ambrosia’s current employment agreement with the Company.

The Agreement has a one-year term, which will automatically renew for successive one-year terms, unless either party gives written notice of its intent not to renew. Under the Agreement, Mr. D’Ambrosia (i) will be paid an annual base salary of $400,000; (ii) will be eligible to earn an annual bonus, pursuant to the terms of the Company’s bonus plan, of up to 90% of his base salary, upon the achievement of certain predetermined corporate objectives and (iii) will participate in the Company’s other incentive and welfare and benefit plans made available to executives. Mr. D’Ambrosia’s base salary will be reviewed annually by the Compensation Committee of the Company’s Board of Directors and may be increased to reflect his performance and responsibilities.

In addition, Mr. D’Ambrosia is entitled to certain payments upon death, disability, a termination without Cause (as defined in the Agreement), a nonrenewal of the Agreement by the Company, a resignation by Mr. D’Ambrosia for Good Reason (as defined in the Agreement) or a termination in the event of a Change in Control of the Company (as defined in the Agreement), all as set forth in detail in the Agreement.

A copy of the Agreement is attached to this Current Report as Exhibit 10.67 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.67	Employment Agreement by and between Monro, Inc. and Brian J. D’Ambrosia, dated December 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC. (Registrant)

December 23, 2020	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Executive Vice President - Chief Legal Officer and Secretary